                                                                    Exhibit 99.1

                             LETTER OF TRANSMITTAL

                         THE MAJESTIC STAR CASINO, LLC
                     THE MAJESTIC STAR CASINO CAPITAL CORP.

                               OFFER TO EXCHANGE
       $260,000,000 9 1/2% SENIOR SECURED NOTES DUE 2010 FOR ANY AND ALL
               UNREGISTERED 9 1/2% SENIOR SECURED NOTES DUE 2010

              PURSUANT TO THE PROSPECTUS DATED             , 2004

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           ,
2004, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                             The Exchange Agent is:

                              THE BANK OF NEW YORK

       By Hand Delivery, Overnight Courier, Registered or Certified Mail:

                              The Bank of New York
                           Corporate Trust Operations
                              Reorganization Unit
                           101 Barclay Street--7 East
                               New York, NY 10286
                         Attn: Mr. Santino Ginocchietti

                                 BY FACSIMILE:
                                 (212)298-1915

                             CONFIRM BY TELEPHONE:
                                 (212)815-6331

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

     The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. The undersigned acknowledges that he or she has received and reviewed the prospectus (the
"Prospectus") dated           , 2004, of The Majestic Star Casino, LLC, an
Indiana limited liability company and The Majestic Star Casino Capital Corp., an Indiana corporation (collectively, the "Issuers"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Issuers' offer (the "Exchange Offer") to exchange $260,000,000 principal amount of their 9 1/2% Senior Secured Notes due 2010 (the "Registered Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for $260,000,000 principal amount of their outstanding 9 1/2% Senior Secured Notes due 2010 (the "Unregistered Notes"). Recipients of the Prospectus should read the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     This Letter of Transmittal is to be used by a holder of Unregistered Notes
(i) if certificates representing tendered Unregistered Notes are to be forwarded herewith, or (ii) if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange
Offer -- Procedures for Tendering."

     Holders that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through DTC's Automated Tender Offer Program for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an agent's message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an "Agent's Message") to the Exchange Agent for its acceptance. Transmission of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

     In order properly to complete this Letter of Transmittal, a holder of Unregistered Notes must (i) complete the box entitled, "Description of Unregistered Notes Tendered," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled "Sign Here," and (iv) complete the Substitute Form W-9. Each holder of Unregistered Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

     Holders of Unregistered Notes who desire to tender their Unregistered Notes for exchange and whose Unregistered Notes are not immediately available or who cannot deliver their Unregistered Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent or complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender the Unregistered Notes pursuant to the guaranteed delivery procedures set forth in the section of Prospectus entitled "The Exchange Offer -- Procedures for Tendering." See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Exchange Agent. In order to ensure participation in the Exchange Offer, Unregistered Notes must be properly tendered prior to the Expiration Date.

     Holders of Unregistered Notes who wish to tender their Unregistered Notes for exchange must complete columns (1) through (3) in box below entitled "Description of Unregistered Notes Tendered," and sign the box below entitled "Sign Here." If only those columns are completed, such holder of Unregistered Notes will have tendered for exchange all Unregistered Notes listed in column
(3) below. If the holder of Unregistered Notes wishes to tender for exchange less than all of such Unregistered Notes, column (4) must be completed in full. In such case, such holder of Unregistered Notes should refer to Instruction 5.

     The Exchange Offer may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer, all Unregistered Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to such Exchange Offer. The Exchange Offer is
scheduled to expire at 5:00 p.m., New York City time, on           , 2004,
unless extended by the Issuers.

     The undersigned hereby tenders for exchange the Unregistered Notes described in the box entitled "Description of Unregistered Notes Tendered" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

---------------------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF UNREGISTERED NOTES TENDERED
---------------------------------------------------------------------------------------------------------------------------
                            (1)                                      (2)                  (3)
                                                                                       AGGREGATE               (4)
                                                                                    PRINCIPAL AMOUNT     PRINCIPAL AMOUNT
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)            CERTIFICATE         REPRESENTED BY        TENDERED FOR
                 (PLEASE FILL IN, IF BLANK)                       NUMBER(S)        CERTIFICATE(S)(A)       EXCHANGE(B)
---------------------------------------------------------------------------------------------------------------------------
                                                             ----------------------------------------------------------
                                                             ----------------------------------------------------------
                                                               Total Principal
                                                               Amount Tendered
---------------------------------------------------------------------------------------------------------------------------
 (A) Unless otherwise indicated in this column, any tendering holder will be deemed to have tendered the entire principal amount represented by the Unregistered Notes indicated in the column labeled "Aggregate Principal Amount Represented by Certificate(s)." See Instruction 5.
 (B) The minimum permitted tender is $1,000 in principal amount of Unregistered Notes. All other tenders must be integral multiples of $1,000.
---------------------------------------------------------------------------------------------------------------------------

[ ]  CHECK HERE IF TENDERED UNREGISTERED NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

     Name(s) of Registered Holder(s)
    ----------------------------------------------------------------------------

     Window Ticket Number (if any)
    ----------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
    ---------------------------------------------------------------------

    Name of Institution that guaranteed delivery

   -----------------------------------------------------------------------------

     Only registered holders are entitled to tender their Unregistered Notes for exchange in the Exchange Offer. Any financial institution that is a participant in DTC's system and whose name appears on a security position listing as the record owner of the Unregistered Notes and who wishes to make book-entry delivery of Unregistered Notes as described above must complete and execute a participant's letter (which will be distributed to participants by DTC) instructing DTC's nominee to tender such Unregistered Notes for exchange. Persons who are beneficial owners of Unregistered Notes but are not registered holders and who seek to tender Unregistered Notes should (i) contact the registered holder of such Unregistered Notes and instruct such registered holder to tender on his or her behalf, (ii) obtain and include with this Letter of Transmittal, Unregistered Notes properly endorsed for transfer by the registered holder or accompanied by a properly completed bond power from the registered holder, with signatures on the endorsement or bond power guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trading company having an office in the United States or certain other eligible guarantors (each, an "Eligible Institution"), or (iii) effect a record transfer of such Unregistered Notes from the registered holder to such beneficial owner and comply with the requirements applicable to registered holders for tendering Unregistered Notes prior to the Expiration Date. See "The Exchange
Offer -- Procedures for Tendering."

                       SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers for exchange the Unregistered Notes indicated above. Subject to, and effective upon, acceptance for purchase of the Unregistered Notes tendered herewith, the undersigned hereby sells, assigns, transfers and exchanges to the Issuers all right, title and interest in and to all such Unregistered Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Issuers) with respect to such Unregistered Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Unregistered Notes, or transfer ownership of such Unregistered Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to the Issuers, (b) present and deliver such Unregistered Notes for transfer on the books of the Issuers, and (c) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Unregistered Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Unregistered Notes and to acquire Registered Notes issuable upon the exchange of such tendered Unregistered Notes, and that, when the same are accepted for exchange, the Issuers will acquire good and unencumbered title to the tendered Unregistered Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the exchange, assignment and transfer of tendered Unregistered Notes or transfer ownership of such Unregistered Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Unregistered Notes by the Issuers and the issuance of Registered Notes in exchange therefore shall constitute performance in full by the Issuers of their obligations under the Registration Rights Agreement.

     By tendering, each holder of Unregistered Notes represents that the Registered Notes acquired in the exchange will be obtained in the ordinary course of such holder's business, that such holder has no arrangement with any person to participate in the distribution of such Registered Notes, that such holder is not an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act and that such holder is not engaged in, and does not intend to engage in, a distribution of the Registered Notes. Any holder of Unregistered Notes who is an affiliate of the Issuers or who tenders Unregistered Notes in the Exchange Offer for the purpose of participating in a distribution of the Registered Notes cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") enunciated in its series of interpretive "no-action" letters with respect to exchange offers and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Registered Notes. If the undersigned is a broker-dealer holding Unregistered Notes that were acquired for its own account as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Registered Notes received in respect of such Unregistered Notes pursuant to the Exchange Offer, however, by so acknowledging and by delivering a prospectus in connection with the exchange of Unregistered Notes, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Unregistered Notes properly tendered may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal.

     The Exchange Offer is subject to certain conditions, each of which may be waived or modified by the Issuers, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that as a result of such conditions the Issuers may not be required to accept for exchange, or to issue Registered Notes in exchange for, any of the Unregistered Notes properly tendered hereby. In such event, the tendered Unregistered Notes not accepted for exchange will be returned to the undersigned without cost to the undersigned at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Issuance Instructions" below.

     Unless otherwise indicated under "Special Issuance Instructions" below, please return any certificates representing Unregistered Notes not tendered or not accepted for exchange in the name(s) of the holder(s) appearing under "Description of Unregistered Notes Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail any certificates representing Unregistered Notes not tendered or not accepted for exchange (and accompanying document, as appropriate) to the address(es) of the holder(s) appearing under "Description of Unregistered Notes Tendered." In the event that both the "Special Issuance Instructions" and the "Special Delivery Instructions" are completed, please issue the certificates representing the Registered Notes issued in exchange for the Unregistered Notes accepted for exchange in the name(s) of, and return any Unregistered Notes not tendered or not accepted for exchange to, the person or persons so indicated. Unless otherwise indicated under "Special Issuance Instructions," in the case of a book-entry delivery of Unregistered Notes, please credit the account maintained at DTC with any Unregistered Notes not tendered or not accepted for exchange. The undersigned recognizes that the Issuers do not have any obligation pursuant to the Special Issuance Instructions, to transfer any Unregistered Notes from the name of the holder thereof if the Issuers do not accept for exchange any of the Unregistered Notes so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Unregistered Notes.

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

        To be completed ONLY if the (i) Registered Notes issued for Unregistered Notes, certificates for Unregistered Notes in a principal amount not exchanged for Registered Notes, or Unregistered Notes (if any) not tendered for exchange are to be issued in the name of someone other than the undersigned, or (ii) Unregistered Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

   Issue to:

   Name:
   ----------------------------------------------------
                                 (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

        Credit Unregistered Notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:

          ------------------------------------------------------------
                                (ACCOUNT NUMBER)
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

        To be completed ONLY if the Registered Notes issued for Unregistered Notes, certificates for Unregistered Notes in a principal amount not exchanged for Registered Notes, or Unregistered Notes (if any) not tendered for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

   Mail to:

   Name:
   ----------------------------------------------------
                                 (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

       SIGN HERE TO TENDER YOUR UNREGISTERED NOTES IN THE EXCHANGE OFFER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                SIGNATURE(S) OF HOLDER(S) OF UNREGISTERED NOTES
Dated:
--------------------------------------------------------------------------------

     (Must be signed by the registered holder(s) of Unregistered Notes exactly as name(s) appear(s) on certificate(s) representing the Unregistered Notes or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)
Capacity (Full Title)
--------------------------------------------------------------------------------
Name(s)
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)
Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Area Code and Telephone Number
--------------------------------------------------------------------------------
Tax Identification or Social Security No.
---------------------------------------------------------------------------
                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 6)
Authorized Signature
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)
Title
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Area Code and Telephone Number
--------------------------------------------------------------------------------
Dated:
--------------------------------------------------------------------------------

     IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN THIS LETTER OF
                                  TRANSMITTAL

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal need not be guaranteed if the Unregistered Notes tendered hereby are tendered (a) by the registered holder(s) of Unregistered Notes thereof, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or (b) or the account of a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by in Eligible Institution. Persons who are beneficial owners of Unregistered Notes but are not the registered holder(s) and who seek to tender Unregistered Notes for exchange should (i) contact the registered holder(s) of such Unregistered Notes and instruct such registered holder(s) to tender on such beneficial owner's behalf, (ii) obtain and include with this Letter of Transmittal, Unregistered Notes properly endorsed for transfer by the registered holder(s) or accompanied by a properly completed bond power from the registered holder(s) with signatures on the endorsement or bond power guaranteed by an Eligible Institution, or (iii) effect a record transfer of such Unregistered Notes from the registered holder(s) to such beneficial owner and comply with the requirements applicable to registered holder(s) for tendering Unregistered Notes for exchange prior to the Expiration Date. See Instruction 6.

     2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR UNREGISTERED NOTES OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY
PROCEDURES. This Letter of Transmittal is to be completed by registered holder(s) if certificates representing Unregistered Notes are to be forwarded herewith. All physically delivered Unregistered Notes, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other required documents, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

     The method of delivery of this Letter of Transmittal, Unregistered Notes and all other required documents to the Exchange Agent is at the election and risk of the holder thereof. If such delivery is by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be sufficiently in advance of the Expiration Date, to permit delivery to the Exchange Agent prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Exchange Agent. This Letter of Transmittal and Unregistered Notes tendered for exchange should be sent only to the Exchange Agent, not to the Issuers.

     A holder who desires to tender Unregistered Notes for exchange and who cannot comply with the procedures set forth herein for tender on a timely basis or whose Unregistered Notes are not immediately available must comply with the guaranteed delivery procedures described below.

     If holders desire to tender Unregistered Notes for exchange pursuant to the Exchange Offer and (i) certificates representing such Unregistered Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing Unregistered Notes or other required documents to reach the Exchange Agent prior to the Expiration Date, or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such holder may effect a tender of Unregistered Notes for exchange in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering."

     Pursuant to the guaranteed delivery procedures:

          (a) such tender must be made by or through an Eligible Institution (defined as an institution that is a recognized member in good standing of a Medallion Signature Guarantee Program recognized by the Exchange Agent, i.e., the Securities Transfer Agent's Medallion Program, the Stock Exchange's Medallion Program and the New York Stock Exchange's Medallion Signature Program);

          (b) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution, at one of the addresses of the Exchange Agent set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile, mail or hand delivery) substantially in the form provided by the Issuers setting forth the name(s) and address(es) of the registered holder(s) of such Unregistered Notes, the certificate number(s) and the principal amount of Unregistered Notes being tendered for exchange and stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange trading days after the Expiration

     Date, a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, together with certificates representing the Unregistered Notes (or confirmation of book-entry transfer of such Unregistered Notes into the Exchange Agent's account with DTC and an Agent's Message) and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

          (c) this Letter of Transmittal or a facsimile thereof, properly completed together with duly executed certificates for all physically delivered Unregistered Notes in proper form for transfer (or confirmation of book-entry transfer of such Unregistered Notes into the Exchange Agent's account with DTC as described above) and all other required documents must be received by the Exchange Agent within three (3) New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery.

     All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Unregistered Notes for exchange.

     3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Unregistered Notes Tendered" above is inadequate, the certificate numbers and principal amounts of Unregistered Notes tendered should be listed on a separate signed schedule affixed hereto.

     4. WITHDRAWAL OF TENDERS. A tender of Unregistered Notes may be withdrawn at any time prior to the Expiration Date by delivery of written or facsimile (receipt confirmed by telephone) notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal must (i) specify the name of the person having tendered the Unregistered Notes to be withdrawn (the "Depositor"), (ii) identify the Unregistered Notes to be withdrawn (including the certificate number or numbers and principal amount of such Unregistered Notes), (iii) specify the principal amount of Unregistered Notes to be withdrawn, (iv) include a statement that such holder is withdrawing his election to have such Unregistered Notes exchanged, (v) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Unregistered Notes were tendered or as otherwise described above (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture register the transfer of such Unregistered Notes into the name of the person withdrawing the tender, and (vi) specify the name in which any such Unregistered Notes are to be registered, if different from that of the Depositor. The Exchange Agent will return the properly withdrawn Unregistered Notes promptly following receipt of notice of withdrawal. If Unregistered Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility. All questions as to the validity of notices of withdrawals, including, time of receipt, will be determined by the Issuers and such determination will be final and binding on all parties.

     Any Unregistered Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Unregistered Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Unregistered Notes tendered by book-entry transfer into the Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Unregistered Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Unregistered Notes may be retendered by following one of the procedures described under the caption "The Exchange
Offer -- Procedures for Tendering" in the Prospectus at any time prior to the Expiration Date.

     5. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF UNREGISTERED NOTES WHO TENDER BY BOOK-ENTRY TRANSFER). Tenders of Unregistered Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Unregistered Notes, fill in the principal amount of Unregistered Notes which are tendered for exchange in column (4) of the box entitled "Description of Unregistered Notes Tendered," as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Unregistered Notes, will be sent to the holders of Unregistered Notes unless otherwise indicated in the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" above, as soon as practicable after the expiration or termination of the Exchange Offer.

     6.  SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND
ENDORSEMENTS. If this Letter of Transmittal is signed by the holder(s) of the Unregistered Notes tendered for exchange hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Unregistered Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Unregistered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which certificates are held.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Issuers of its authority so to act must be submitted, unless waived by the Issuers.

     If this Letter of Transmittal is signed by the holder(s) of the Unregistered Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless certificates for Unregistered Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than for the holder(s) thereof. Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Unregistered Notes, the certificates representing such Unregistered Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder, in either case signed by such registered holder(s) exactly as the name(s) of the registered holder(s) the Unregistered Notes appear(s) on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     7. TRANSFER TAXES. Except as set forth in this Instruction 7, the Issuers will pay or cause to be paid any transfer taxes applicable to the exchange of Unregistered Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Unregistered Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered holder(s) or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the Registered Notes are to be issued or if any Unregistered Notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Unregistered Notes tendering Unregistered Notes by book-entry transfer may request that Unregistered Notes not accepted for exchange be credited to such account maintained at DTC as such holder may designate.

     9. IRREGULARITIES. All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Unregistered Notes will be determined by the Issuers, in their sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Issuers reserve the absolute right to reject any or all tenders of Unregistered Notes that are not in proper form or the acceptance of which would, in the Issuers' opinion, be unlawful. The Issuers also reserve the right to waive any defects, irregularities or conditions of tender as to particular Unregistered Notes. The Issuers' interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Unregistered Notes must be cured within such time as the Issuers determine, unless waived by the Issuers. Tenders of Unregistered Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Issuers or cured. Neither the Issuers, the Exchange Agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Unregistered Notes, or will incur any liability to registered holders of Unregistered Notes for failure to give such notice.

     10. WAIVER OF CONDITIONS. To the extent permitted by applicable law, the Issuers reserve the right to waive any and all conditions to the Exchange Offer as described under "The Exchange Offer -- Conditions of the Exchange Offer" in the Prospectus, and accept for exchange any Unregistered Notes tendered.

     11. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a holder of Unregistered Notes whose tendered Unregistered Notes are accepted for exchange or such holder's assignee (in either case, the "Payee"), provide the Issuer or U.S. Agent (the "Payor") with such Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is such Payee's social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount up to 29% of the payments of principal and interest on a note or the proceeds from the sale or other disposition of a note. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each Payee must provide such Payee's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying (a) that the TIN provided is correct (or that such Payee is awaiting a TIN), and (b) that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding, and (c) that the Payee is a U.S. person (including a U.S. resident alien).

     If the Payee does not have a TIN, such Payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, (ii) write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the Payee does not provide such Payee's TIN to the Payor within 60 days of providing an "Applied For" response, backup withholding will begin and continue until such Payee furnishes such Payee's TIN to the Payor. Note: Writing "Applied For" on the form means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

     If Unregistered Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee must (i) enter its correct TIN in Part I of the Substitute Form W-9, (ii) write "Exempt" in Part 2 of such form, and (iii) sign and date the form. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding," signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Payor.

     12. MUTILATED, LOST, STOLEN OR DESTROYED UNREGISTERED NOTES. Any holder of Unregistered Notes whose Unregistered Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

     13. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS. Only a holder in whose name Unregistered Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Unregistered Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder from Beneficial Owner form accompanying this Letter of Transmittal.

     14. ACCEPTANCE OF UNREGISTERED NOTES AND ISSUANCE OF REGISTERED NOTES; RETURN OF UNREGISTERED NOTES. Subject to the terms and conditions of the Exchange Offer, the Issuer will accept for exchange all validly tendered Unregistered Notes as soon a practicable after the Expiration Date and will issue Registered Notes therefore as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted tendered Unregistered Notes when, as and if the Issuer has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Unregistered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Unregistered Notes will be returned, without expense, to the undersigned at the address shown in column (1) of the box entitled "Description of Unregistered Notes Tendered" or at a different address as may be indicated herein under "Special Delivery Instructions."

     15. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal.

     IMPORTANT -- THIS LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATES FOR TENDERED UNREGISTERED NOTES AND ALL OTHER REQUIRED DOCUMENTS, WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                                          PAYOR'S NAME: THE BANK OF NEW YORK
 SUBSTITUTE                    PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT
 FORM W-9                      AND CERTIFY BY SIGNING AND DATING BELOW                  TIN
                                                                                          ----------------------
                                                                                          (Social Security Number
                                                                                                or Employer
                                                                                          Identification Number)
                               PART 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE (SEE
 DEPARTMENT OF                 INSTRUCTIONS) ---------------------------------------------
 THE TREASURY
 INTERNAL                      PART 3 -- CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) The number
 REVENUE SERVICE               shown on this form is my correct TIN (or I am waiting for a number to be issued to
                               me), and (2) I am not subject to backup withholding because: (a) I am exempt from
 PAYOR'S REQUEST FOR           backup withholding, or (b) I have not been notified by the Internal Revenue Service
 TAXPAYER IDENTIFICATION       (the "IRS") that I am subject to backup withholding as a result of a failure to
 NUMBER ("TIN")                report all interest or dividends or (c) the IRS has notified me that I am no longer
 AND CERTIFICATION             subject to backup withholding, and (3) I am a U.S. Person (including a U.S. resident alien).
                               THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS
                               DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACK-UP WITHHOLDING
                               SIGNATURE                                                DATE
                               --------------------------------------------                  --------------------
                               NAME
                               ----------------------------------------------------------------------------------
                               ADDRESS
                               ----------------------------------------------------------------------------------

     You must cross out item (2) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
PART 1 OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND THAT I MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATIVE OFFICE (OR I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE). I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYOR WITHIN 60 DAYS, THE PAYOR IS REQUIRED TO WITHHOLD UP TO 29 PERCENT OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER UNTIL I PROVIDE A NUMBER.

Signature                                          Date:
-------------------------------------------             ---------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 29 PERCENT OF ANY REPORTABLE PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.